                                                            Exhibit 23.1




        Consent of Independent Public Accountants


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 14, 1997 included (or incorporated by reference) in HA-LO Industries, Inc.'s Annual Report on Form 10-K for the year ended
December 31, 1996 and to all references to our firm included in this registration statement.

                                         /s/ ARTHUR ANDERSEN LLP


Chicago, Illinois
May 23, 1997